UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 18, 2007 (May 17, 2007)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1: THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.2: EMPLOYMENT AGREEMENT
EX-10.3: FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.4: FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

Item 1.01 Entry Into Material Definitive Agreements.
     On May 17, 2007, Wellsford Real Properties, Inc. (the “Company”) and Reis Services, LLC (“Reis Services”), a wholly owned subsidiary of the Company, entered into the Third Amended and Restated Employment Agreement with Jeffrey H. Lynford (the “Jeffrey Lynford Agreement”), which is to become effective immediately after the effective time of the merger of Reis, Inc. (“Reis”) with and into Reis Services (the “Merger”), and pursuant to which he is appointed to continue his service as Chairman of the Board of Directors of the Company and is appointed as Chairman of Reis Services. The term of the Jeffrey Lynford Agreement is three years from its effective date and provides for an annual salary throughout the term of $375,000, with a guaranteed minimum bonus of $375,000 for the 2007 calendar year only and bonuses thereafter to be paid at the discretion of the Company’s Board of Directors. He is entitled to severance if (a) he is terminated without cause, (b) he resigns for “good reason”, including because his duties become materially inconsistent with his status or he is not re-elected to the Company’s Board of Directors, (c) the Company or Reis Services is liquidated, or (d) a change of control of the Company or Reis Services occurs. In the case of a change of control, he is entitled to a severance payment equal to 2.5 times his annual base salary plus a pro rata portion of the bonus paid to him for the calendar year prior to termination. In all other cases he is entitled to the greater of (i) unpaid salary through the remainder of the term and $375,000 plus (ii) a pro rata portion of the bonus paid to him for the calendar year prior to termination. Additionally, if Jeffrey Lynford is terminated other than for cause, his unvested stock options and restricted stock will vest immediately and his split dollar life insurance will be assigned to him. Jeffrey Lynford is required to devote substantially all his time during business hours to his obligations to the Company and Reis Services; however, he may perform services for others and engage in outside business activities to the extent that such activities do not prevent him from fulfilling his obligations to the Company and Reis Services. In the event of a sale of Reis Services, Jeffrey Lynford will continue to be an employee of the Company, but not of Reis Services, under the Jeffrey Lynford Agreement. If the Merger is not consummated, then the Jeffrey Lynford Agreement does not become effective and his prior existing agreement with the Company remains the operable agreement.
     Also on May 17, 2007, the Company and Reis Services entered into an employment agreement with Mark P. Cantaluppi (the “Cantaluppi Agreement”), which is to become effective immediately after the effective time of the Merger and pursuant to which Mr. Cantaluppi is the Chief Financial Officer of Reis Services in addition to continuing to serve as Vice President and Chief Financial Officer of the Company. The term of the Cantaluppi Agreement is three years from its effective date and provides for an annual base salary of $225,000, with a guaranteed minimum bonus of 50% of his base salary for the applicable year. In addition, Mr. Cantaluppi will receive $413,000 on the effective date of the Cantaluppi Agreement in lieu of the payment to which he was entitled upon a liquidation of the Company pursuant to the terms of his current employment agreement. On the closing date of the Merger, Mr. Cantaluppi will be granted options to purchase 75,000 shares of the Company’s common stock at an exercise price equal to the fair market value of a share of the Company’s common stock as of the date of the grant. These options will vest in five equal annual installments from the date of the grant; however, if Mr. Cantaluppi’s employment is terminated due to his death, disability, or for cause, any then vested options will be exercisable for 90 days following the date of termination. All of the options will vest immediately upon a change of control of the Company. Mr. Cantaluppi is entitled to a severance payment of two times his annual base salary plus a pro rata portion of his guaranteed minimum bonus for the applicable year if (a) he is terminated without cause, (b) he resigns for “good reason”, which includes a material diminution of duties or a material demotion, or (c) a change of control of the Company occurs and he is not offered comparable employment by the successor entity. Mr. Cantaluppi has also agreed not to engage in certain activities in competition with the Company during his employment with the Company and for a 12-month period following termination thereof and, for 18 months following termination of his employment, to refrain from soliciting or employing employees of the Company or Reis Services or from soliciting customers to obtain services from others. In the event of a sale of Reis Services, Mr. Cantaluppi will continue to be an employee of the Company, but not of Reis Services, under the Cantaluppi Agreement. If the Merger is not consummated, then the Cantaluppi Agreement does not become effective and his prior existing agreement with the Company remains the operable agreement.
     Also on May 17, 2007, the Company and Reis Services amended the employment agreement with Lloyd Lynford (“First Amendment to the Lloyd Lynford Agreement”). This amendment further describes certain of his chief executive duties and clarifies that in the event of a change of control of the Company, he will continue as an employee of Reis Services, but not the Company. Additionally, provisions related to indemnification of certain legal expenses and provisions relating to medical and disability coverage and certain other benefits have been amended to be consistent with similar terms of the Jeffrey Lynford Agreement and the Cantaluppi Agreement. Also on May 17, 2007, the Company and Reis Services entered into an amendment to their employment agreement with Jonathan Garfield (“First Amendment to the Garfield Agreement”), which provides for identical changes to those made by the First Amendment to the Lloyd Lynford Agreement (with the exception of the further description of chief executive duties).
     The descriptions above of the Jeffrey Lynford Agreement, Cantaluppi Agreement, First Amendment to the Lloyd Lynford Agreement, and First Amendment to the Garfield Agreement are qualified in their entirety by reference to the full text of each agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

10.1	Third Amended and Restated Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Jeffrey H. Lynford.

10.2	Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Mark P. Cantaluppi.

10.3	First Amendment to Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Lloyd Lynford.

10.4	First Amendment to Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Jonathan Garfield.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSFORD REAL PROPERTIES, INC.
By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date: May 18, 2007

Exhibit Index

10.1	Third Amended and Restated Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Jeffrey H. Lynford.

10.2	Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Mark P. Cantaluppi.

10.3	First Amendment to Employment Agreement, dated as of May 17, 2007, between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Lloyd Lynford.

10.4	First Amendment to Employment Agreement, dated as of May 17, 2007 between Wellsford Real Properties, Inc., Reis Services LLC, and Mr. Jonathan Garfield.

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